UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 17, 2017

Fortem Resources Inc.

(Exact name of registrant as specified in its charter)

Nevada	000-52645	20-4119257
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

777 N. Rainbow Blvd., Suite 250, Las Vegas, Nevada  89107

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code 403.241.8912

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

Purchase and Sale Agreement – Rolling Rock

On August 17, 2017, but effective as of March 1, 2017, our wholly-owned subsidiary Rolling Rock Resources, LLC (“Rolling Rock”) entered into a Second Amendment to Purchase and Sale Agreement (the “RR Amendment”), which amended the terms of the Purchase and Sale Agreement dated effective March 1, 2017 (the “RR PSA”), between Rockies Standard Oil Company, LLC (“RSOC”) and Rolling Rock.  The original terms of the RR PSA were disclosed in a Current Report on Form 8-K dated April 21, 2017.

The RR Amendment has the effect of postponing certain payments relating to the Mancos formation under the RR PSA until December 31, 2018 while providing for the flexibility of earlier payments in the discretion of Rolling Rock.  In consideration for the postponement of such payments, Rolling Rock has agreed to certain additional interim payments and stock consideration as set forth below.

Under the RR Amendment, Rolling Rock has agreed to pay RSOC cash consideration totalling US$3.6 million (the “RR Cash Consideration”) rather than the original US$2.4 million based upon the following revised payment schedule:

•

US$100,000 as a non-refundable deposit within 5 business days of closing (completed and unchanged);

•

the balance of the RR Cash Consideration by payment to RSOC of an amount equal to 25% of any funds received by Rolling Rock or its affiliates (including the Company) from any equity, debt or convertible financing thereof (each, a “Financing”) upon the closing of each Financing until such amount is paid.  Notwithstanding the foregoing: (a) the first US$1.5 million raised by Rolling Rock or its affiliates (including the Company) will be exempt from a 25% payment to RSOC if such amount is received prior to the Company’s listing on a stock exchange; and (b) the full RR Cash Consideration is required to be paid in full no later than December 31, 2018 regardless of the amount of funds paid in connection with one or more Financings.  This change modified the original requirement to pay US$1.3 million on or before September 1, 2017, US$500,000 on or before March 1, 2018 and US$500,000 on or before September 1, 2018; and

•

after payment of the RR Cash Consideration, an additional payment of US$300,000 (the “Workover Funds”) to RSOC which is payable by an amount equal to 25% of any funds received by Rolling Rock or its affiliates (including the Company) from any Financing until the Workover Funds are paid in full.

In addition to revising the RR Cash Consideration as set out above, Rolling Rock has agreed to: (a) cause the Company to issue 250,000 common shares of the Company to RSOC on or prior to September 1, 2017 (the “RR Stock Consideration”); and (b) pay RSOC an additional US$25,000 every sixty days commencing September 1, 2017 until such time as the RR Cash Consideration and the Workover Funds are paid in full (each, a “RR 60 Day Payment”).

However, if Rolling Rock pays a total of US$2,150,000 of the RR Cash Consideration and the Workover Funds on or before September 1, 2017, the parties have agreed that the RR Cash Consideration will be deemed to have been paid in full and, in such circumstances, RSOC has further agreed to waive the RR Stock Consideration and the RR 60 Day Payments.  If Rolling Rock does not pay the RR Cash Consideration and the Workover Funds prior to September 1, 2017, then as an added incentive for early payment of the RR Cash Consideration, such sum will be reduced by US$100,000 for each calendar month it is paid in full prior to December 31, 2018 for a maximum discount of 12 months or US$1.2 million.

In connection with the RR Amendment, the Company entered into a Ratification of Purchase and Sale Agreement with RSOC on August 17, 2017 but effective March 1, 2017, whereby the Company ratified, adopted and approved the RR Amendment and further guaranteed all the obligations of Rolling Rock, including the issuance of the RR Stock Consideration.

Purchase and Sale Agreement – Black Dragon

On August 17, 2017, but effective as of March 1, 2017, our wholly-owned subsidiary Black Dragon Energy, LLC (“Black Dragon”) entered into a First Amendment to Purchase and Sale Agreement (the “BD Amendment”), which amended the terms of the Purchase and Sale Agreement dated effective March 1, 2017 (the “BD PSA”), between WEM Dragon, LLC (“WEM”) and Black Dragon.  The original terms of the BD PSA were disclosed in a Current Report on Form 8-K dated April 17, 2017.

The BD Amendment has the effect of postponing certain payments relating to the Moenkopi Formation under the BD PSA until December 31, 2018 while providing for the flexibility of earlier payments in the discretion of Black Dragon.  In consideration for the postponement of such payments, Black Dragon has agreed to certain additional interim payments and stock consideration as set forth below.

Under the BD Amendment, Black Dragon has agreed to pay WEM cash consideration totalling US$3.9 million (the “BD Cash Consideration”) rather than the original US$2.7 million based upon the following revised payment schedule:

•

US$100,000 as a non-refundable deposit within 5 business days of closing (completed and unchanged); and

•

the balance of the BD Cash Consideration by payment to WEM of an amount equal to 25% of any funds received by Black Dragon or its affiliates (including the Company) from any Financing upon the closing of each Financing until such amount is paid.  Notwithstanding the foregoing: (a) the first US$1.5 million raised by Black Dragon or its affiliates (including the Company) will be exempt from a 25% payment to WEM if such amount is received prior to the Company’s listing on a stock exchange; and (b) the full BD Cash Consideration is required to be paid in full no later than December 31, 2018 regardless of the amount of funds paid in connection with one or more Financings.  This change modified the original requirement to pay US$900,000 on or before September 1, 2017, US$900,000 on or before March 1, 2018 and US$800,000 on or before September 1, 2018.

In addition to revising the BD Cash Consideration as set out above, Black Dragon has agreed to: (a) cause the Company to issue 250,000 common shares of the Company to WEM on or prior to September 1, 2017 (the “BD Stock Consideration”); and (b) pay WEM an additional US$25,000 every sixty days commencing September 1, 2017 until such time as the BD Cash Consideration is paid in full (each, a “BD 60 Day Payment”).

However, if Black Dragon pays a total of US$2,400,000 of the BD Cash Consideration on or before September 1, 2017, the parties have agreed that the BD Cash Consideration will be deemed to have been paid in full and, in such circumstances, WEM has further agreed to waive the BD Stock Consideration and the BD 60 Day Payments.  If Black Dragon does not pay the BD Cash Consideration prior to September 1, 2017, then as an added incentive for early payment of the BD Cash Consideration, such sum will be reduced by US$100,000 for each calendar month it is paid in full prior to December 31, 2018 for a maximum discount of 12 months or US$1.2 million.

In connection with the BD Amendment, the Company entered into a Ratification of Purchase and Sale Agreement with WEM on August 17, 2017 but effective March 1, 2017, whereby the Company ratified, adopted and approved the BD Amendment and further guaranteed all the obligations of Black Dragon, including the issuance of the BD Stock Consideration.

Item 8.01 Other Events

A copy of our press release dated August 23, 2017 is furnished herewith.

Item 9.01	Financial Statements and Exhibits.
(d)	Exhibits.
10.1	Second Amendment to Purchase and Sale Agreement dated August 17, 2017, 2017 but effective as of March 1, 2017 between Rolling Rock Resources, LLC and Rockies Standard Oil Company, LLC
10.2	Ratification of Purchase and Sale dated August 17, 2017 but effective as of March 1, 2017 between Fortem Resources Inc. and Rockies Standard Oil Company, LLC
10.3	First Amendment to Purchase and Sale Agreement dated August 17, 2017, 2017 but effective as of March 1, 2017 between Black Dragon Energy, LLC and WEM Dragon, LLC
10.4	Ratification of Purchase and Sale dated August 17, 2017 but effective as of March 1, 2017 between Fortem Resources Inc. and WEM Dragon, LLC
99.1	Press release dated August 23, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORTEM RESOURCES INC.

By:

/s/ Michael Caetano

Michael Caetano

Director

Date: August 23, 2017